SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

                 Date of Report:  April 15, 1996

                    READING & BATES CORPORATION
       (Exact name of registrant as specified in its charter)

       Delaware              1-5587               73-0642271
   (State or other        (Commission         (I.R.S. Employer
    jurisdiction of        File Number)      Identification No.)
    incorporation)

          901 Threadneedle, Suite 200, Houston, TX   77079
       (Address of principal executive offices)   (Zip Code)

  Registrant's telephone number, including area code  (713) 496-5000

  Item 7. Financial Statements and Exhibits

         (c)  Exhibits

                  Exhibit 99  - Press  Release dated April 15,  1996 - first quarter 1996 earnings release.

                             SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                              READING & BATES CORPORATION

                              By  /s/T. W. Nagle
                                  T. W. Nagle
                                  Executive Vice President,
                                  Finance and Administration

  Dated: April 15, 1996